Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of August 24, 2012, by and among ATWOOD OCEANICS, INC., a Texas corporation (the “Parent”), ATWOOD OFFSHORE WORLDWIDE LIMITED, an exempted company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the “Borrower”), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of May 6, 2011 and amended on November 23, 2011 and January 18, 2012 (as further amended, modified or otherwise supplemented, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in correct alphabetical order:

“ATWOOD MAKO” shall mean the Rig to be named the “ATWOOD MAKO”, a 400 foot Baker Marine jack-up rig, expected to be delivered in the third quarter of fiscal year 2012.

“ATWOOD MANTA” shall mean the Rig to be named the “ATWOOD MANTA”, a 400 foot Baker Marine jack-up rig, expected to be delivered in the fourth quarter of fiscal year 2012.

“Incremental Upsize Date” shall mean the date occurring after the Third Amendment Effective Date up to and including March 31, 2014, on which the following conditions shall have been satisfied:

(i) the ATWOOD MAKO shall have been delivered to Alpha Mako Company, a company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Borrower, and shall have been pledged as a Collateral Rig, and the Collateral and Guaranty Requirements with respect to thereto shall have been satisfied (including, without limitation, the delivery of updated Schedules III, IV, VII, X, XI and XIV to this Agreement) or waived by the Administrative Agent, and each Credit Document with respect to the ATWOOD MAKO shall be in full force and effect;

(ii) the ATWOOD MANTA shall have been delivered to Alpha Manta Company, a company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Borrower, and shall have been pledged as a Collateral Rig, and the Collateral and Guaranty Requirements with respect to thereto shall have been satisfied (including, without limitation, the delivery of updated Schedules III, IV,

VII, X, XI and XIV to this Agreement) or waived by the Administrative Agent, and each Credit Document with respect to the ATWOOD MANTA shall be in full force and effect; and

(iii) the Borrower shall have furnished to the Administrative Agent a detailed report signed by a firm of marine insurance brokers acceptable to the Collateral Agent with respect to P & I entry, the hull and machinery and war risk insurance carried and maintained on each Collateral Rig, together with their opinion as to the adequacy thereof and its compliance with the provisions of Schedule IX.

“Third Amendment” shall mean the Third Amendment to Credit Agreement, dated as of August 24, 2012, by and among the Parent, the Borrower, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” has the meaning provided in the Third Amendment.

2. The definition of “Collateral and Guaranty Requirements” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “(f)” in clause (vii) appearing in said definition and inserting the text “(e)” in lieu thereof.

3. The definition of “Collateral Rig” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, the ATWOOD MAKO and the ATWOOD MANTA, as applicable” immediately following the text “the ATWOOD CONDOR” appearing in said definition.

4. The definition of “Incremental Availability Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “March 31, 2013” therein and inserting “March 31, 2014” in lieu thereof.

5. Section 2.13(a) of the Credit Agreement is hereby amended by inserting the text “or the Incremental Upsize Date, as applicable” immediately following the text “Incremental Availability Date” appearing in the first paragraph of said Section.

6. Section 2.13(a)(iv) of the Credit Agreement is hereby amended by deleting the text “$350,000,000” appearing in said Section and inserting the text “(x) on or after the occurrence of the Incremental Upsize Date and prior to the occurrence of the Incremental Availability Date, $200,000,000, (y) on or after the occurrence of the Incremental Availability Date and prior to the occurrence of the Incremental Upsize Date, $350,000,000 and (z) on or after the occurrence of the Incremental Availability Date and the Incremental Upsize Date, $550,000,000” in lieu thereof.

7. Section 2.13(b) of the Credit Agreement is hereby amended by inserting the text “or the Incremental Upsize Date, as applicable” immediately following the text “Incremental Availability Date” appearing in the first paragraph of said Section.

8. Section 2.13(b)(vii) of the Credit Agreement is hereby amended by deleting the text “, dated the Incremental Availability Date,” appearing in said Section and inserting the text “, dated the date that any Incremental Commitments are provided under any Tranche,” in lieu thereof.

9. Section 4.01(a) of the Credit Agreement is hereby amended by deleting the text “Incremental Availability Date for such Tranche” appearing in said Section and inserting the text “date of incurrence of the Incremental Commitments under such Tranche” in lieu thereof.

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10. Section 6.02 of the Credit Agreement is hereby amended by deleting the text “in clause (f)” appearing in said Section and inserting the text “clause (vii)(e)” in lieu thereof.

11. Section 9.03(b) of the Credit Agreement is hereby amended by deleting the text “30 days’” appearing in said Section and inserting the text “10 days’” in lieu thereof.

12. Section 9.11(c) of the Credit Agreement is hereby amended by deleting the text “or (y)” appearing in said Section and inserting the text “and the definition of “Incremental Availability Date”, (y) the ATWOOD MAKO and the ATWOOD MANTA become Collateral Rigs pursuant to the terms of Section 2.13 and the definition of “Incremental Upsize Date” or (z)” in lieu thereof.

13. Section 9.11(g) of the Credit Agreement is hereby amended by deleting the text “the ATWOOD CONDOR” appearing in said Section and inserting the text “(x) after the occurrence of the Incremental Availability Date, the ATWOOD CONDOR and (y) after the occurrence of the Incremental Upsize Date, the ATWOOD MAKO and the ATWOOD MANTA” in lieu thereof.

14. Section 14.01 of the Credit Agreement is hereby amended by (i) deleting the text “in clause (f)” appearing in said Section and inserting the text “clause (vii)(e)” in lieu thereof and (ii) inserting immediately thereafter the text “, clause (iii) of the definition of “Incremental Availability Date” and clause (iii) of the definition of “Incremental Upsize Date”.

15. Clause (c) of Schedule IX to the Credit Agreement is hereby amended by inserting the text “and on or prior to the Incremental Upsize Date, as applicable” immediately following the text “Incremental Availability Date” appearing in the first paragraph of said Section.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date (as defined herein) before or after giving effect to this Third Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Third Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, the other Credit Documents or any of the other instruments or agreements referred to therein. The Administrative Agent, the Collateral Agent and the Lenders expressly reserve all their rights and remedies except as expressly set forth in this Third Amendment.

3. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

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5. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

6. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when (i) the Parent, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com) and (ii) the Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses in connection with the Third Amendment (including, without limitation, the reasonable fees and expenses of White & Case LLP).

7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

ATWOOD OCEANICS, INC.

By:	/s/ Mark L. Mey
Name: Mark L. Mey Title: Senior Vice President & Chief Financial Officer

ATWOOD OFFSHORE WORLDWIDE LIMITED

By:	/s/ Hiew Yoke Lan
Name: Hiew Yoke Lan Title: Director

Signature page to Third Amendment to Credit Agreement

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Gerald E. Chelius, Jr.
Name: Gerald E. Chelius, Jr. Title: SVP Credit

By:	/s/ Justin K. Martin
Name: Justin K. Martin Title: Assistant Vice President

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Barclays Bank PLC:

By:	/s/ David Barton
Name: David Barton Title: Director

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BNP PARIBAS:

By:	/s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran Title: Vice President

By:	/s/ Vikram Hiranandani
Name: Vikram Hiranandani Title: Vice President

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CREDIT INDUSTRIEL ET COMMERCIAL:

By:	/s/ Andrew McKuin
Name: Andrew McKuin Title: Vice President

By:	/s/ Alex Aupoix
Name: Alex Aupoix Title: Managing Director

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH:

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich Title: Director

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda Title: Associate

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

DNB BANK ASA:

By:	/s/ Barbara Gronquist
Name: Barbara Gronquist Title: Senior Vice President

By:	/s/ Florianne Robin
Name: Florianne Robin Title: Vice President

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

HSBC Bank USA, N.A.:

By:	/s/ Ozen Ahmed
Name: Ozen Ahmed Title: Assistant Vice President

By:	/s/ Dale T. Wilson
Name: Dale T. Wilson Title: Senior Vice President

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ING CAPITAL LLC:

By:	/s/ Petra van Woensel
Name: Petra van Woensel Title: Director

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ITF International Transport Finance Suisse AG:

By:	/s/ Natalja Formuzala
Name: Natalja Formuzala Title: Vice President

By:	/s/ Alexander Schaffert
Name: Alexander Schaffert Title: Senior Vice President

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NIBC BANK N.V.:

By:	/s/ Eric Snaterse
Name: Eric Snaterse Title: Managing Director

By:	/s/ Jeroen van der Putten
Name: Jeroen van der Putten Title: Vice President

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NORDEA BANK FINLAND PLC, NEW YORK BRANCH:

By:	/s/ Gerald E. Chelius, Jr.
Name: Gerald E. Chelius, Jr. Title: SVP Credit

By:	/s/ Justin K. Martin
Name: Justin K. Martin Title: Assistant Vice President

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

REGIONS BANK:

By:	/s/ David Valentine
Name: David Valentine Title: Vice President

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Skandinaviska Enskilea Banken AB (publ):

By:	/s/ Erling Amundsen
Name: Erling Amundsen Title:

By:	/s/ Per Olav Bucher-Johannessen
Name: Per Olav Bucher-Johannessen Title:

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Wells Fargo, N.A.:

By:	/s/ T. Alan Smith
Name: T. Alan Smith Title: Managing Director

Signature page to Third Amendment to Credit Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

WHITNEY BANK:

By:	/s/ H. Elder Gwin
Name: H. Elder Gwin Title: Vice President

Signature page to Third Amendment to Credit Agreement